U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                     FORM 8-K



                             Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  October 16, 1996




                            BALTIC INTERNATIONAL USA, INC.
              (Exact name of registrant as specified in its charter)




                                      TEXAS
                  (State or other jurisdiction of incorporation)




     		1-12908	                                       76-0336843
		(Commission File Number)                       	(I.R.S. Employer
                                                			Identification No.)




           1990 Post Oak Boulevard, Suite 1630, Houston, Texas 77056 (Address of principal executive offices, including zip code)




                                 (713) 961-9299
             (Registrant's telephone number, including area code)



Item 1 	Changes in Control of Registrant
         	Inapplicable

Item 2	 Acquisition or Disposition of Assets
         	Inapplicable

Item 3	 Bankruptcy or Receivership
         	Inapplicable

Item 4 	Changes in Registrant's Certifying Accountant
         	Inapplicable

Item 5	 Other Events
         	The Company was notified by Nasdaq in July 1996 that it failed to satisfy certain continued listing requirements necessary in order to maintain the listing of its Common Stock on The Nasdaq SmallCap
        Market. The Company has achieved the required level of capital and surplus during September 1996 to maintain the Nasdaq listing requirements. As a condition of its continued listing on The Nasdaq SmallCap Market, the Company was required to file a balance sheet evidencing compliance.

Item 6 	Resignations of Registrant's Directors
         	Inapplicable

Item 7	 Financial Statements and Exhibits
         	Pro forma Condensed Consolidated Balance Sheet
          	 as of September 30, 1996..................................	page 4

Item 8 	Change in Fiscal Year
        		Inapplicable


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                                    SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          		BALTIC INTERNATIONAL USA, INC.



                                      		By 	 /s/ James W. Goodchild
                                            ----------------------------
                                          	 	JAMES W. GOODCHILD, Chief
                                        		    Operating and Financial Officer

Dated:  October 16, 1996


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                           BALTIC INTERNATIONAL USA, INC.
                  Pro Forma Condensed Consolidated Balance Sheet
                                    (unaudited)


                                                                Pro Forma
                                  September 30,   Pro Forma    September 30,
                                     	1996	      Adjustments       1996
                                  ------------   -----------   ------------
                                                     (1)
ASSETS

CURRENT ASSETS
	Cash and cash equivalents  	      $    61,198    $      -     $    61,198
	Accounts receivable	                  106,268      18,600         124,868
	Inventory	                             56,238           -          56,238
	Prepaids and deposits	                 14,778           -          14,778
                                    ----------     -------      ----------
Total current assets	                  238,482      18,600         257,082
PROPERTY AND EQUIPMENT, net	            14,462           -          14,462
INVESTMENT IN AND ADVANCES TO
  JOINT OPERATIONS                   2,799,078         900       2,799,978
GOODWILL, NET	                         245,673           -         245,673
OTHER ASSETS	                           33,441           -          33,441
                                    ----------     -------      ----------
Total assets	                      $ 3,331,136    $ 19,500     $ 3,350,636
                                    ==========     =======      ==========


LIABILITIES AND STOCKHOLDERS'
  EQUITY

CURRENT LIABILITIES
Accounts payable and accrued
  liabilities                   	  $   316,223    $  2,193     $   318,416
Short-term debt, net	                  541,000           -         541,000
Commitments for guarantees on
  BIA liabilities	                     221,375           -         221,375
Other current liabilities	             250,868           -         250,868
                                    ----------     -------      ----------
Total liabilities	                   1,329,466       2,193       1,331,659
                                    ----------     -------      ----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Preferred stock:
  Series A, $2 convertible, $10
   par value, 500,000 shares
   authorized, 123,000 shares
   issued and outstanding            1,230,000           -       1,230,000
  Series B, convertible, $10
   par value and $25,000
   stated value, 70 shares
   authorized, 37 shares
   issued and outstanding              925,000           -         925,000
Common stock, $.01 par value,
 20,000,000 shares authorized,
 7,097,645 and 5,758,241 shares
 issued and outstanding 	               70,976           -          70,976
Additional paid-in capital	          9,662,799           -       9,662,799
Retained deficit	                   (9,887,105)     17,307      (9,869,798)
                                    ----------     -------      ----------
Total stockholders' equity	          2,001,670      17,307       2,018,977
                                    ----------     -------      ----------
Total liabilities and
  stockholders' equity	            $ 3,331,136    $ 19,500     $ 3,350,636
                                    ==========     =======      ==========

(1) The pro forma adjustments represent estimates of the net operations for September 1996 of certain foreign subsidiaries and joint operations which have not closed their books for September 1996 as of October 16, 1996.




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